Exhibit 10.11

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Filed and Recorded Jan-26-2006 03:44pm

2006-0024528

Juanita Hicks

Clerk of Superior Court

Fulton County, Georgia

RECORDING REQUESTED BY

AND WHEN RECORDED

RETURN TO:

Anderson, McCoy & Orta

100 N. Broadway, Suite 2600

Oklahoma City, OK 73102

1107.086

Space above this line for Recorder’s Use

ASSIGNMENT OF DEED TO SECURE DEBT, ASSIGNMENT OF

ASSIGNMENT OF LEASES AND RENTS AND ASSIGNMENT OF LOAN

DOCUMENTS

This Assignment of Deed to Secure Debt, Assignment of Assignment of Leases and Rents and Assignment of Loan Documents (the “Assignment”) is made and entered into as of the 28 day of June 2005, by CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (“Assignor”), for the benefit of See attached Schedule A (“Assignee”).

1.        Assignor has made a mortgage loan in the principal amount of $13,740,000 (“Loan”) to FOR 1031 NORTHRIDGE LLC, an Idaho limited liability company, (“Borrower”). The Loan is secured by (i) that certain Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the “Instrument”), executed by Borrower and DBSI Northridge LeaseCo LLC, an Idaho limited liability company (“Master Tenant”), dated January 21, 2005, on certain real property located in Fulton County, Georgia, and recorded in the Fulton County, Georgia Recorder’s Office, and (ii) that certain Assignment of Leases and Rents (the “Assignment of Leases”) executed by Borrower and Master Tenant, dated of even date therewith, and recorded at the Fulton County, Georgia Recorder’s Office, both of which cover the real property described on Exhibit “A” attached hereto; and recording information described on Exhibit ‘B’ attached hereto; and

2.        Assignor desires to assign, transfer and convey all of its right, title and interest in the Loan, the Instrument, the Assignment of Leases, and all other documents and certificates executed and delivered in connection with the Loan (the “Loan Documents”) to Assignee.

NOW, THEREFORE in consideration of the recitals stated above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

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1.        Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest in, to and arising out of the Loan, Instrument, the Assignment of Leases and the Loan Documents.

2.        The terms and provisions of this Assignment shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto.

3.        This Assignment shall be construed and enforced according to the laws of the State of New York.

4.        Assignor agrees to execute and deliver to Assignee such other documents as may be reasonably necessary in order to effectuate the transaction contemplated hereby.

This Assignment is executed as of the day, month and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.,
a New York corporation

By:	/s/ Elisa DePalma

Name:	Elisa DePalma

Title:	Authorized Agent

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STATE OF       New York     )

                                             )SS.

COUNTY OF  New York     )

This Instrument was acknowledged before me on June 15, 2005 by Elisa DePalma, as Authorized Agent of Citigroup Global Markets Realty Corp., a New York corporation.

/s/ ELSA J. CASTALDO
Notary Public

(Seal)

My commission expires: June 14, 2007	ELSA J. CASTALDO
Notary Public, State of New York
No. 01CA6026466
Qualified in Queens County
Commission Expires June 14, 2007

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SCHEDULE A

Assignee:	LaSalle Bank National Association, as Trustee for the Registered Holders of Citigroup Commercial Mortgage Trust 2005-C3, Commercial Mortgage Pass-Through Certificates, Series 2005-C3, with an address of 135 S. LaSalle Street, Suite 1625, Chicago, Illinois 60603.

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EXHIBIT A

All that tract or parcel of land lying and being in Land Lots 25 of the 17th District, Fulton County, Georgia containing 11,201 acres, and being more particularly described as follows:

Commencing at the extended intersection of the mitered West right of way line of Colquitt Drive (80’ right of way) and the South right of way line of Northridge Road (100’ right of way); thence along said West right of way line of Colquitt Drive South 01°19’11” East a distance of 18.02 feet to an iron pin placed and THE TRUE POINT OF BEGINNING; thence South 01°19’11” East a distance of 672.07 feet to  1/2” bent rebar found; thence leaving said right of way line South 87°25’34” West a distance of 893.13 feet to an iron pin placed on the East right of way line of Roswell Road; thence along said right of way line along an arc to the left having a radius of 1,946.86 feet and being subtended by a chord bearing and distance of North 09°24’05” East, 385.66 feet, thence along said arc a distance of 386.30 feet to an iron pin placed; thence leaving said right of way line North 72°03’42” East, a. distance of 32.73 feet to an iron pin placed; thence along an arc to the left having a radius of 1,978.20 feet and being subtended by a chord bearing and distance of North 01°29’13” West, 1.77 feet, thence along- said arc a distance of 1.77 feet to a 5/8” rebar found; thence North 71°53’09” East a distance of 200.03 feet to an iron pin placed; thence North 03°42’54” West a distance of 184.95 feet to an iron pin placed on the South right of way line of Northridge Road; thence along said right of way line along an arc to the right having a radius of 781.64 feet and being subtended by a chord bearing and distance of North 78°15’45” East, 99.00 feet, thence along said arc a distance of 99.06 feet to an iron pin placed; thence North 82°03’15” East a distance of 498.61 feet to an iron pin placed; thence South 40°27’55” East a distance of 21.23 feet to an iron pin placed on the Vest “right of way line of Colquitt Drive and THE TRUE POINT OF BEGINNING.

TOGETHER WITH Declaration of Reciprocal Easements between Phoenix Mutual Life Insurance Company, Phoenix Founders, Inc. and Northridge Center Partners, II dated November 31, 1985, and recorded in Deed Book 9972, Page 463; as amended by Amended and Restated Declaration of Reciprocal Easements dated June X, 1988, filed July 28, 1988, and recorded in Deed Book 11755, Page 166, aforesaid records; Second amended and Restated Declaration of Reciprocal Easements dated June 7, 1990, filed October 9, 1990, and recorded in Deed Book 13763, Page 273, aforesaid records.

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EXHIBIT B

Recording Information

DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT, dated as of the 27th day of January 2005 recorded at Fulton County, Georgia recorder’s office as Instrument number 2005-0057337, Book 39305, page 617 on the 31st day of January 2005.

ASSIGNMENT OF LEASES AND RENTS, dated as of the 27th day of January 2005, recorded at Fulton County, Georgia recorder’s office as Instrument number 2005-0057338 on the 31st day of January 2005.

These instruments were affected by:

Memorandum of Assumption and Amendment Agreement by and between FOR 1031 NORTHRIDGE LLC, a Delaware limited liability company (“1031”), NASH-NORTHRIDGE LLC, a Delaware limited liability company and CITIGROUP GLOBAL MARKETS CORP., a New York corporation (“Citigroup”) and recorded July 29, 2005 as Instrument number 2005-0258025 in Deed Book 40524, Page 179 with the Fulton County Clerk of Superior Court, Georgia (“County Clerk”)

Memorandum of Assumption and Amendment Agreement by and between 1031, O’KANE-FILARCA-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258026 in Deed Book 40524, page 185 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, FECHTER-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258037 in Deed Book 40524, page 252 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, FASQUELLE TRUST-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258038 in Deed Book 40524, page 258 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, CRISOLOGO TRUST-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258039 in Deed Book 40524, page 264 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, COHEN-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258040 in Deed Book 40524, page 270 with said County Clerk.

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Juanita Hicks

Clerk of Superior Court

Fulton County, Georgia

Memorandum of Assumption and Amendment Agreement by and between 1031, FENG/YANG-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258041 in Deed Book 40524, page 276 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, J. MARCHI-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258042 in Deed Book 40524, page 283 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, THIELTGES-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258043 in Deed Book 40524, page 290 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, J. ALBERS-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258044 in Deed Book 40524, page 297 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, L. ALBERS-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258045 in Deed Book 40524, page 304 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, G. MARCHI-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258046 in Deed Book 40524, page 311 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, FERRO-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258047 in Deed Book 40524, page 318 with said County Clerk.

Memorandum of Assumption and Amendment Agreement by and between 1031, DAYSPRING LAND-NORTHRIDGE, LLC, a Delaware limited liability company and Citigroup and recorded July 29, 2005 as Instrument number 2005-0258048 in Deed Book 40524, page 325 with said County Clerk.